SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                      Date of Report: April 25, 2003
                    (Date of earliest event reported)

                              FNB CORPORATION
           (Exact name of registrant as specified in its charter)

   Virginia
(State or other
jusisdiction of           000-24141                54-1791618
incorporation or         (Commission            (I.R.S. Employer
organization)            File Number)           Identification No.)





                            105 Arbor Drive
                    Christiansburg, Virginia 24068
               (Address of principal executive offices)

                            540-382-4951
                  (Registrant's telephone number,
                       including area code)



         (Former name or former address, if changed since last report)
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ITEM 9.  REGULATION FD DISCLOSURE

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure."

On April 25, 2003, FNB Corporation issued a press release commenting on 2003 first quarter performance, the proposed affiliation with Bedford Bancshares, Inc. and approval by the Board of Directors of a 2003 second quarter cash dividend. A copy of the press release is attached as Exhibit 99.1.

Exhibit

  99.1        FNB Corporation press release dated April 25, 2003






                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FNB CORPORATION
                                             Registrant

                                           /s/ Peter A. Seitz__________
                                           Peter A. Seitz
                                           Executive Vice President and Chief
                                             Administrative Officer


Date:  April 25, 2003

                               EXHIBIT INDEX


Exhibit

  99.1          FNB Corporation press release dated April 25, 2003